UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2020

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

TreeHouse Foods, Inc. (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to update the historical financial information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Form 10-K") to reflect a change in segment reporting. As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2020 (as filed with the Securities and Exchange Commission (the "SEC") on May 7, 2020), effective January 1, 2020, the Company changed how it manages its business, allocates resources, and goes to market, which resulted in modifications to its organizational and segment structure. As a result, the Company reorganized from a three segment structure previously organized by product category (Baked Goods, Beverages, and Meal Solutions) to a two segment structure organized by market dynamics (Meal Preparation and Snacking & Beverages). In connection with this segment reorganization, the Company also recast expenses related to its commercial sales organization from direct selling, general, and administrative expense previously included within the segments to corporate unallocated selling, general, and administrative expense to align with the revised organizational structure. All prior period information has been recast to reflect this change in reportable segments. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2019 Form 10-K or a restatement of the financial statements included therein.

The Company has recast the following portions of the 2019 Form 10-K to reflect the change in segment reporting retrospectively:

•	Part 1. Item 1 Business

•	Part 1. Item 2 Properties

•	Part II. Item 6 Selected Financial Data

•	Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II. Item 8 Financial Statements and Supplementary Data

No items in the 2019 Form 10-K other than those identified above are being updated by this filing. Information in the 2019 Form 10-K is generally stated as of December 31, 2019 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted in the first paragraph of this Item 8.01. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2019 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2019 Form 10-K, the Form 10-Q and any other documents the Company has filed with the SEC subsequent to February 13, 2020 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2019 Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

23.1*	Consent of Deloitte & Touche LLP.
99.1*
Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2019.
Part 1. Item 1 Business
Part 1. Item 2 Properties
Part II. Item 6 Selected Financial Data
Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8 Financial Statements and Supplementary Data

101.INS*,**	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
104*,**	Cover Page Interactive Data File

*Filed herewith.
**The XBRL Instance Document and Cover Page Interactive Data File do not appear in the Interactive Data File because the XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	August 25, 2020	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant